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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 15, 2001
                                                 -------------------------------



                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                         000-28307                 13-3709558
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(State or other jurisdiction          (Commission            (IRS Employer
 of Incorporation)                    File Number)           Identification No.)



22-09 Queens Plaza North, Long Island City, New York                  11101
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     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        718/752-2400
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          (Former name or former address, if changed since last report)


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Item 5. Other

     On March 15, 2002, Richard M. Cohen resigned as interim Chief Executive Officer in accordance with the natural expiration of his fixed-term employment agreement with the Company. Each party had satisfied its respective obligations and performed its respective duties under the employment agreement. The Company has contacted a major placement firm to assist it in the search for permanent CEO candidates. The current day-to-day operations of the Company are conducted jointly by Chief Operating Officer Michael J. Caputo and Chief Financial Officer Lawrence S. Polan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NESCO INDUSTRIES, INC.



Dated:   March 27, 2002           By: /s/ Michael J. Caputo
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                                      Michael J. Caputo, Chief Operating Officer